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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             reported): May 3, 2002



                             RIVERWOOD HOLDING, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                     1-11113                58-2205241
   -------------------------     ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                            1105 North Market Street
                                   Suite 1300
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                                   (Zip Code)

                     c/o Riverwood International Corporation
                                 (770) 644-3000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

Riverwood Holding, Inc. announced today that it filed a registration statement with the Securities and Exchange Commission relating to the proposed initial public offering of $350 million of its common stock. See Exhibit 99.1 hereto, filed and incorporated in this report as if fully set forth herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1     Press Release dated May 3, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     RIVERWOOD HOLDING, INC.
                                            ------------------------------------
                                                  (Registrant)

Date:    May 3, 2002                        By: /s/ Edward W. Stroetz, Jr.
                                               ---------------------------------
                                                  Edward W. Stroetz, Jr.
                                                  Secretary



Date:    May 3, 2002                        By: /s/ Daniel J. Blount
                                               ---------------------------------
                                                  Daniel J. Blount
                                                  Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------

99.1                       Press Release dated May 3, 2002.